UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C 20549



                            FORM  T-1

                 STATEMENT OF ELIGIBILITY UNDER
        THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                  DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
        OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ______



                      BANKERS TRUST COMPANY
       (Exact name of trustee as specified in its charter)

        NEW YORK                                       13-4941247
(Jurisdiction of incorporation                   (I.R.S. Employer
if not a U.S. national bank)                  Identification no.)

Four Albany Street
New York, New York                                          10006
(Address of principal                                  (Zip Code)
executive offices)

                         Bankers Trust Company
                         Legal Department
                         130 Liberty Street, 31st Floor
                         New York, New York 10006
                         (212) 250-2201
    (Name, address and telephone number of agent for service)



                     KENTUCKY POWER COMPANY
       (Exact name of obligor as specified in the charter)

     KENTUCKY                                          61-0247775
(State or other jurisdiction                     (I.R.S. employer
of Incorporation or organization)             Identification no.)

1701 Central Avenue
Ashland, Kentucky                                           41101
(Address of principal                                  (Zip Code)
executive offices)




                      FIRST MORTGAGE BONDS
               (Title of the indenture securities)









Item  1.  General Information.

          Furnish the following information as to the Trustee.

          (a) Name and address of each examining or supervising authority to which it is subject.

          Name                                         Address

     Federal Reserve Bank (2nd District)          New York, N.Y.
     Federal Deposit Insurance Corporation        Washington, D.C.
     New York State Banking Department            Albany, N.Y.

          (b) Whether it is authorized to exercise corporate trust powers.

               Yes.

Item  2.  Affiliations with Obligor.

          If the obligor is an affiliate of the Trustee, describe each such affiliation.

          None.

Item 3.-15.  Not Applicable.

Item 16.  List of Exhibits.

          Exhibit 1 -    Restated Organization Certificate of
                         Bankers Trust Company dated August 7,
                         1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust
                         Company dated June 21, 1995.
                         Incorporated herein by reference to
                         Exhibit 1 filed with Form T-1 Statement,
                         Registration No. 33-65171.

          Exhibit 2 -    Certificate of authority to commence
                         business.  Incorporated herein by
                         reference to Exhibit 2 filed with Form T-
                         1 Statement, Registration No. 33-21047.

          Exhibit 3 -    Authorization of the Trustee to exercise
                         corporate trust powers.  Incorporated
                         herein by reference to Exhibit 2 filed
                         with Form T-1 Statement, Registration No.
                         33-21047.

          Exhibit 4 -    Existing By-Laws of Bankers Trust
                         Company, dated as amended on October 19, 1995. Incorporated herein by reference to Exhibit 4 filed with Form T-1
                         Statement, Registration No. 33-65171.

          Exhibit 5 -    Not applicable.

          Exhibit 6 -    Consent of Bankers Trust required by
                         Section 321(b) of the Act. Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No.
                         22-18864.

          Exhibit 7 -    A copy of the latest report of condition
                         of Bankers Trust Company dated as of
                         September 30, 1995. Incorporated herein by reference to Exhibit 7 to Form T-1 filed with Registration Statement No. 33-
                         65171.

          Exhibit 8 -    Not Applicable.

          Exhibit 9 -    Not Applicable.




                            SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of February, 1996.


                              BANKERS TRUST COMPANY



                         By: /s/ Scott Thiel
                              Scott Thiel
                              Assistant Treasurer